First Quarter
2009 Review
April 30, 2009
First Quarter
2009 Review
April 30, 2009
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i)  increases in interest rates and our ability to meet our debt service obligations; (ii)
industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for its products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit availability, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation and pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture.
We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange
Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

First Quarter 2009 Results Summary
Solid Results Despite Weak Economy
First Quarter 2009 Results Summary
Solid Results Despite Weak Economy
Solid Results
Input Cost Relief
Excellent Operations
Integration Synergies
Reduced Overhead Expenses
Strong Free Cash Flow
Debt Refinancing & Reduction
$0.37
$0.14
$0.08
$0.04
$0.07
1Q08 4Q08 1Q09
Forest Products EPS
Operating Business EPS
Earnings from continuing operations before special items
$0.21
$0.41

1Q09 Financial Snapshot
1Q09 Financial Snapshot
Earnings from continuing operations before special items; 4Q08 & 1Q09 includes CBPR
1
Cash provided by continuing operations less capital expenditures
$ Billion
1Q08 4Q08 1Q09
Sales $5.7 $6.5 $5.7
EBITDA $0.6 $0.7 $0.6
Free Cash Flow $0.2 $0.4 $0.7
Cash Balance $0.9 $1.1 $1.0
1

6 Industrial Packaging Integration Progress On Track Despite Economic Recession Industrial Packaging Integration Progress On Track Despite Economic Recession

$ / Share $ / Share
Earnings from continuing operations before special items
.48
1Q09 vs. 4Q08 EPS
Weak Volume , Input Cost Relief & Strong Operations
1Q09 vs. 4Q08 EPS
Weak Volume , Input Cost Relief & Strong Operations
Forest
Products
Earnings

20
81
23
$0
$15
$30
$45
$60
$75
$90
Fiber Energy Chemicals Freight OCC
Global Input & Freight Costs by Segment
$124MM, or $0.23/Share Favorable vs. 4Q08
Global Input & Freight Costs by Segment
$124MM, or $0.23/Share Favorable vs. 4Q08
Consumer
Packaging
Industrial
Packaging
Printing
Papers
Input costs for continuing businesses

Lack of Order Downtime
1.1 Million Tons in 1Q09
Lack of Order Downtime
1.1 Million Tons in 1Q09
(Thousand Tons)
None of the businesses recorded LOO downtime in 1Q08.
1Q09 LOO downtime excludes capacity from mills or machines that have been permanently or indefinitely shut down:
Valliant  #3 (97,000 tons), Franklin  #3  (32,000 tons) and Louisiana mill (120,000 tons)

10 Industrial Packaging Earnings 1Q09 vs. 4Q08 Industrial Packaging Earnings 1Q09 vs. 4Q08 1 Excludes trade volume Earnings before special items 1 1 145 Vicksburg Insurance Settlement

Industrial Packaging Synergies
Achieved Three-Year Run Rate after 8 Months
Industrial Packaging Synergies
Achieved Three-Year Run Rate after 8 Months
$96 MM
$96 MM
$220 MM
$220 MM
$405 MM
$405 MM
$400 MM
$400 MM

Industrial Packaging Merger Benefits
Achieving Higher Savings at a Faster Rate
Industrial Packaging Merger Benefits
Achieving Higher Savings at a Faster Rate
Total  IPG
Employees
# of Box
Plants
Commercial
Improvements
per CBPR Ton
Total
Synergies
$MM
Base
23,700 120 -- --
Planned
21,900 109 +$23 $400
Current Run Rate
20,700 108 +$19 $405
New 2010 Target
20,100 <108 +$23 $500*
* Excludes $80 million of procurement savings

Industrial Packaging Relative Performance
Outperforming Competitors in 1Q09
Industrial Packaging Relative Performance
Outperforming Competitors in 1Q09
IP EBITDA margins based on North American Industrial Packaging operating profit before special items
Competitor EBITDA margins obtained from public filings and IP analysis

14 Printing Papers Earnings 1Q09 vs. 4Q08 Printing Papers Earnings 1Q09 vs. 4Q08 Earnings Before Special Items

15 Consumer Packaging Earnings 1Q09 vs. 4Q08 Consumer Packaging Earnings 1Q09 vs. 4Q08 Earnings Before Special Items

$ Million 1Q08 4Q08 1Q09
Sales $1,985 $1,940 $1,590
Earnings $16 $26 ($7)
xpedx
xpedx
Weak paper and packaging demand
Declining prices & gross margin dollars for coated
freesheet & coated groundwood (>60% of total
paper sales)
Reduced headcount by 4%, or 270 positions
Solid free cash flow

Forest Products
Forest Products
1Q08 4Q08 1Q09
Sales ($ Million) $25 $65 $5
Earnings ($ Million) $25 $38 $2
Acres Sold 13,000 30,000 2,000
Price / Acre $1,871 $2,106 $2,108
Pending sale of 143,000 acres now expected to close in
3Q09.  When that transaction closes, remaining NPV of land
portfolio will be $60 - $80 million

$ Million 1Q08 4Q08 1Q09
Sales (100%) $530 $530 $395
Earnings (IP Share) $17 $0 ($26)
Ilim’s results are reported on a one-quarter lag
IP’s share of Ilim’s 1Q08, 4Q08 & 1Q09 earnings includes $4 million, $11 million and $15 million of after-tax foreign exchange losses, respectively
Ilim Joint Venture
1Q09
Ilim Joint Venture
1Q09
1Q09 vs. 4Q08 1Q09 vs. 1Q08
Business
Volume
(000 Metric
Tons)
Price /
Ton
Volume
(000 Metric
Tons)
Price /
Ton
Pulp (9%) ($139) (12%) ($103)
Containerboard 2% ($58) 3% ($5)

Free Cash Flow
Free Cash Flow
($ Million) 1Q08 4Q08 1Q09
Cash from Operations $434 $713 $649
Alternative Fuel Mixture
Tax Credits
- - $145
Cash Provided by
Continuing Operations
$434 $713 $794
Less Capital Investment ($215) ($270) ($128)
Free Cash Flow $219 $443 $666

20 Debt Reduction Progress $1.6 Billion in 9 Months Debt Reduction Progress $1.6 Billion in 9 Months Billion

Cash & Committed Facilities
$3.5 Billion
Cash & Committed Facilities
$3.5 Billion
$ Billion Maturity Facility Cost
Quarter-End Cash -
$1.0
-
$1.0B Accounts
Receivables Program
JAN 2010
Zero Drawn
CP Rate + 150 bps
$1.5B Corporate
Revolver
MAR 2011
Zero Drawn
LIBOR + 50 to 60 bps
Total Cash & Committed Facilities
$3.5
-
Cost includes commitment fees
1
$871 million available at quarter-end based on eligible receivable balances
2
Conduit’s rate
1
2

Debt Maturities by Quarter
2009 - 2011
Debt Maturities by Quarter
2009 - 2011
U.S. debt as of April 30; foreign debt as of March 31
Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
$50
$680
$550

Pension Funding Update
No Cash Contributions Expected in 2009/10
Pension Funding Update
No Cash Contributions Expected in 2009/10
December 2008 Legislation Funding Requirements
–
94% of liability for 2009
–
96% of liability for 2010
–
100% of liability beyond 2010
–
Allows asset smoothing which defers investment loss
March 2009 Regulatory Relief
–
Provided relief in yield curve determination
–
Select discount rate between August 2008 – December 2008
–
Estimated 10 - 20% reduction in 2009 liability
Impact of Relief
–
IP credit balance likely to satisfy any 2009/10 funding requirements
–
No required cash contributions likely until 2011

Alternative Fuel Mixture Tax Credits
Alternative Fuel Mixture Tax Credits
IP generates >70% of integrated mill energy needs from
renewable bio-fuels
Transforming pulping waste into bio-energy is environmentally beneficial
IP is not burning additional fossil fuel to qualify for these credits
Black liquor energy is sustainable & merits tax treatment similar to other renewable energy sources

Alternative Fuel Mixture Tax Credits
$558 Million Pre-Tax in 4Q08 & 1Q09
Alternative Fuel Mixture Tax Credits
$558 Million Pre-Tax in 4Q08 & 1Q09
Tax Credit Claims $ Millions
Received in 1Q09 $145
Accrued in 1Q09 $413
Total Credits 4Q08 – 1Q09 $558*
* Before $18 million of associated expenses and $210 million of taxes

First Quarter Summary
Solid Results Despite Recession
First Quarter Summary
Solid Results Despite Recession
Solid Results in Challenging Environment
1.1MM tons of Lack of Order Downtime
Excellent Operations
$96 Million in Integration Synergies
$30 Million in Overhead Expense Reduction
$124 Million Input Cost Relief
$666 Million Free Cash Flow
$600 Million Debt Reduction

27 Second Quarter Outlook Second Quarter Outlook Challenging Economic Environment Major Variables - Volume, Downtime, & Pricing Increased Maintenance Outages Lower Ilim Equity Earnings

28 Priorities Priorities Aggressively Manage Cost Match Supply to Customers’ Needs Strengthen Balance Sheet

29 Questions & Answers Questions & Answers Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Kathleen Bark 901-419-4333

30 Appendix

Special Items Net of Taxes
1Q09
Special Items Net of Taxes
1Q09
$ Million EPS
Earnings from Continuing Operations
& Before Special Items
$34 $0.08
Special Items Net of Taxes:
Alternative Fuel Mixture Credits $330
Facilities Closure Costs ($33)
Overhead Reduction Initiative ($32)
Integration Costs ($22)
Tax Adjustments ($20)
Total Special Items Net of Taxes $223 $0.53
Net Earnings $257 $0.61

$ Billion 2007
1
2008
2009
Estimate
Capital Spending
$1.3 $1.0 $0.6
Depreciation &
Amortization
$1.1 $1.3 $1.5
3
Net Interest Expense
$0.3 $0.5 $0.7
Corporate Items
2
$0.2 $0.1 $0.25
Effective Tax Rate
2
30% 31.5% 32% - 34%
1
Excludes discontinued operations
2
Before special items and excluding Ilim
3
Estimated depreciation impacted by extensive lack-of-order downtime
Key Financial Statistics
Key Financial Statistics

$ Millions 1Q09 2Q09E 3Q09E 4Q09E
North America 19 38 39 28
Europe 7 19 13 0
Brazil 5 0 3 0
Printing Papers Total $31 $57 $55 $28
Industrial Packaging $44 $58 $6 $43
Consumer Packaging $4 $22 $11 $9
Total Impact $79 $137 $72 $80
Dollar impact of planned maintenance outages are estimates and subject to change
Includes CBPR outages
Maintenance Outages Expenses
$58 Million Seasonal Increase
Maintenance Outages Expenses
$58 Million Seasonal Increase

Business Segment Price Realization
Business Segment Price Realization
Average Selling Price Realizations
Industrial Packaging ($/ton)   1Q08 4Q08 1Q09
Containerboard $545E $584 $551
Corrugated Boxes $785E $836 $846
Printing Papers ($/ton) 1Q08 4Q08 1Q09
Uncoated Freesheet $950 $1,005 $996
Pulp $646 $577 $538
Average IP U.S. selling price realizations (includes the impact of mix across all grades)
Industrial Packaging price realizations include CBPR

1Q09 vs. 4Q08 1Q09 vs. 1Q08
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Containerboard (23%) ($32) (49%)E $8E
N.A. Container (5%) $10 (17%)E $61E
European Container (3%) (€21) (9%) (€26)
Industrial Packaging
Industrial Packaging
Average IP price realization (includes the impact of mix across all grades)
Includes CBPR

Average IP price realization (includes the impact of mix across all grades)
1Q09 vs. 4Q08 1Q09 vs. 1Q08
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper (7%) ($10) (24%) $46
N.A. Pulp (21%) ($39) (9%) ($108)
European Paper 3% (€56) (1%) (€72)
Brazilian Paper (16%) ($39) (15%) $19
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
1Q09 vs. 4Q08 1Q09 vs. 1Q08
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
(25%) $38 (28%) $107
Revenue Price Revenue Price
Converting Businesses (10%) NA (3%) NA
Consumer Packaging
Consumer Packaging

Special Items
Special Items
Special Items Pre-Tax:
1Q08 4Q08 1Q09
Printing
Papers
Alternative Fuel Mixture Credits $240
Facility Closure Costs ($153) ($29)
Industrial
Packaging
Alternative Fuel Mixture Credits $208
Integration Costs ($26) ($36)
Facility Closure Costs ($8)
Consumer
Packaging
Alternative Fuel Mixture Credits $92
Reorganization ($5) ($4) ($2)
Corporate
Restructuring & Other Charges ($36) ($53) ($52)
Impairments of Goodwill ($1,777)
Total Special Items Pre-Tax
($41) ($2,021) $421

39 Debt Covenants Debt Covenants Covenant 1Q09 Maximum Debt-to-Total Capital 60% 50.3% Minimum Consolidated Net Worth $9B $11.4B

1Q09 EBITDA
from Continuing Operations before Special Items
1Q09 EBITDA
from Continuing Operations before Special Items
Operating
Profit
$ Millions
D & A
$ Millions
Tons
(000)
EBITDA per
Ton
Industrial Packaging
North American
$175 $156 2,863 $116
European
$13 $8 270 $78
Printing Papers
North American
$84 $51 706 $191
European
$25 $22 370 $127
Brazilian
$20 $24 180 $244
U.S. Market Pulp
($28) $6 317 ($69)
Consumer Packaging
U.S. Coated Paperboard
$6 $28 290 $117
Total $295 $295 4,996 $118

Operating Profits by Industry Segment
from Continuing Operations before Special Items
Operating Profits by Industry Segment
from Continuing Operations before Special Items
$ Million 1Q08 4Q08 1Q09
Industrial Packaging $97 $145 $188
Printing Papers $185 $113 $101
Consumer Packaging
$14 $1 $22
Distribution
$16 $26 ($7)
Forest Products
$25 $38 $2
Operating Profit
$337 $323 $306
Net Interest Expense ($81) ($186) ($164)
Noncontrolling Interest /
Equity Earnings Adjustment
$4 ($13) $6
Corporate Items ($21) ($21) ($51)
Special Items ($41) ($2,021) $421
Earnings (Loss) from continuing operations before
income taxes, equity earnings & minority interest
$198 ($1,918) $518
Equity Earnings, net of taxes - Ilim
$17 $0 ($26)

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
$ Million
Sales Operating Profit
1Q08 4Q08 1Q09 1Q08 4Q08 1Q09
Industrial Packaging
North American $1,050 $2,125 $1,885 $79 $130 $175
European $315 $255 $240 $18 $15 $13
Asian $80 $75 $55 $0 $0 $0
Printing Papers
North American $885 $765 $705 $106 $73 $84
European $435 $350 $325 $42 $36 $25
Brazilian $225 $215 $170 $33 $44 $20
U.S. Market Pulp $165 $170 $125 $4 ($39) ($28)
Asian $5 $5 $0 $0 ($1) $0
Consumer Packaging
North American $600 $635 $530 $2 $16 $4
European $75 $70 $70 $9 $5 $14
Asian $95 $95 $115 $3 ($20) $4
Distribution $1,985 $1,940 $1,590 $16 $26 ($7)
Excludes Forest Products

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at presentations
Pre-Tax
$MM
Tax
$MM
Minority
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares¹
MM
Diluted
EPS
Before Special Items
1Q09
$97 ($32) ($4) ($27) $34 32% 423 $0.08
Special Items
1Q09
$421 ($198) $0 $0 $223 47% 423 $0.53
Earnings from Continuing Operations
1Q09
$518 ($230) ($4) ($27) $257 44% 423 $0.61
2009 Earnings from Continuing Operations
2009 Earnings from Continuing Operations
2

44 Total Cash Cost Components 1Q09 Total Cash Cost Components 1Q09 North American Mills Only

Global Input & Freight Costs by Input
$124MM, or $0.23/Share Positive Impact vs. 4Q08
Global Input & Freight Costs by Input
$124MM, or $0.23/Share Positive Impact vs. 4Q08
Input costs for continuing businesses

Global Input & Freight Costs by Input
$28MM, or $0.05/Share Negative Impact vs. 1Q08
Global Input & Freight Costs by Input
$28MM, or $0.05/Share Negative Impact vs. 1Q08
Input costs for continuing businesses; does not include CBPR

47 $ / Share $ / Share Earnings from continuing operations before special items; volume includes earnings from CBPR .48 1Q09 vs. 1Q08 EPS 1Q09 vs. 1Q08 EPS .04 .37 Forest Products Earnings

48 Industrial Packaging Earnings 1Q09 vs. 1Q08 Industrial Packaging Earnings 1Q09 vs. 1Q08 1 Excludes trade volume and includes CBPR earnings Earnings Before Special Items 1 1

49 Printing Papers Earnings 1Q09 vs. 1Q08 Printing Papers Earnings 1Q09 vs. 1Q08 Earnings Before Special Items

50 Consumer Packaging Earnings 1Q09 vs. 1Q08 Consumer Packaging Earnings 1Q09 vs. 1Q08 Earnings Before Special Items

2005 2006 2007
NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
28% Decrease vs. 4Q08 Average Cost
Natural Gas Costs
28% Decrease vs. 4Q08 Average Cost
2008 2009

52 2006 2007 Index: Jan 2006 Fuel Oil Costs = 100 U.S. Fuel Oil 17% Decrease vs. 4Q08 Average Cost U.S. Fuel Oil 17% Decrease vs. 4Q08 Average Cost 2008 Delivered cost to U.S. facilities 2009

U.S. Mill Wood Costs
9% Decrease vs. 4Q08 Average Cost
U.S. Mill Wood Costs
9% Decrease vs. 4Q08 Average Cost
Index: Jan 2005 Wood Costs = 100
2005 2006
2007 2009
Delivered cost to U.S. facilities
2008

2005 2006 2007 2009
Index: Q1’05 Chemical Composite= 100
U.S. Chemical Composite Index
7% Decrease vs. 4Q08 Average Cost
U.S. Chemical Composite Index
7% Decrease vs. 4Q08 Average Cost
2008
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes CBPR

Global Consumption
Annual Purchase Estimates for Key Inputs
Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption; excludes consumption by permanent & indefinite machine shutdowns
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
50,500,000 16,000,000
Fuel Oil (Barrels)
2,100,000 500,000
Coal (Tons)
1,100,000 230,000
Fiber
Wood (Tons)
50,000,000 8,400,000
Old Corrugated Containers (Tons)
3,500,000 310,000
Chemicals
Caustic Soda (Tons)
330,000 60,000
Starch (Tons)
490,000 110,000
Sodium Chlorate (Tons)
225,000 50,000
LD Polyethylene (Tons)
50,000 -
Latex (Tons)
25,000 4,000